EXHIBIT 99.3
First Quarter Fiscal Year 2006 October 20, 2005 This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K filed September 13, 2005 under the caption "Risks Related to our Business". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Mark King Chief Executive Officer

Revenue Summary ($ in millions) Q1FY05 Q1FY06 East 1046 1311 $1,046 $1,311 25% Total Q1 FY05 Q1 FY06 East 495 766 $495 $766 55% Commercial Q1 FY05 Q1 FY06 East 552 545 $551 $545 (1%) Government Internal Revenue Growth = 4% Internal Revenue Growth = (1%) Internal Revenue Growth = 11% Slide #1

Earnings Per Share(a) Q1 FY05 Q1 FY06 East 0.68 0.74 $0.74 $0.68 Q1 FY06 EPS Reported EPS $0.74 Former CEO compensation expense and assessment of risk related to the airlines client bankruptcies 0.04 $0.78 Q1 FY06 stock option expense $0.05 (b) (a) Effective July 1, 2005, the Company adopted Statement of Financial Accounting Standards No. 123 (R), which requires companies to recognize compensation costs for all employee stock-based awards. (b) Proforma for the impact of stock option expense. Both periods presented include stock option expense. Slide #2

New Business Signings BPO IT Outsourcing 121 59 Annualized Recurring Revenue $180 Million Commercial Government 130 50 Comments: 42% growth versus prior year quarter 26% growth on a TTM basis, highest TTM growth since September 2003 Segment mix: 72% Commercial, 28% Government Service line mix: 67% BPO, 33% ITO Total contract value > $.5B $121M $59M $130M $50M Slide #3

Trailing Twelve Month Bookings Note: The above amounts represent the trailing twelve month bookings at a point in time expressed in annual revenues, not total contract value. Slide #4

Welfare to Workforce Divestiture Background Part of FY2002 IMS acquisition FY05 revenue : $220M Non-core to long-term strategy Below average operating margin Drag on internal revenue growth Status Currently in advanced discussions with buyers Expected to close in Q2 FY2006 Slide #5

Sales Pipeline Total in excess of $1.3 billion Areas of strength HR outsourcing F&A Healthcare Customer Care IT outsourcing Slide #6

Lynn Blodgett Chief Operating Officer

Commercial Overview Phenomenal growing business Accelerating internal growth Acquisition integration Strong future growth opportunities Slide #7

Commercial Segment Results ($ in millions) Comments: Q4 FY05 Q1 FY06 Revenue $ 658 $ 766 % of Total ACS 54% 58% Operating Income $ 76 $ 84 Operating Margin 11.5% 11.0% Internal revenue growth: 11%, 4 percentage points sequential acceleration Operating margins impacted primarily by our assessment of risk related to the bankruptcies of certain airlines clients. Slide #8

Mellon HR Acquisition Recap Transaction Rationale Greatly expands HR service offering to participate in robust HRO market Cross-selling opportunities with Fortune 100 Accretive on a prospective basis Transaction Summary Purchase price = $405M in cash Trailing revenue = $640M Revenue multiple = 0.6x Expect Mellon revenue to be flat in Year 1 Slide #9

Mellon HR Acquisition Update Q1FY06 Results Revenue - $160M, no impact to internal revenue growth Profitability on target New business Integration Status Operational excellence model being implemented Offshore transition Data center consolidations Buck Consultants Slide #10

Government Overview Accelerating internal revenue growth Management reorganization showing early success Sales pipeline increasing Strategic divestiture underway Ascom acquisition update Slide #11

Government Segment Results ($ in millions) Comments: Q4 FY05 Q1 FY06 Revenue $ 557 $ 545 % of Total ACS 46% 42% Operating Income $ 120 $ 100 Operating Margin 21.5% 18.3% Internal revenue growth: (1%); 4 percentage points sequential acceleration Operating margins down impacted by additional sales staff, faster growth and lumpy non-recurring revenue Slide #12

Warren Edwards Chief Financial Officer

Income Statement ($ in millions, except EPS) Reported Q1 FY05 Adjusted Q1 FY05(a) Reported Q1 FY06 Adjusted Q1 FY06(b) Revenues $ 1,046 $ 1,046 $ 1,311 $ 1,311 Operating income 155 147 155 163 % of revenue 14.8% 14.0% 11.8% 12.4% Pretax profit 151 142 147 155 % of revenue 14.4% 13.6% 11.2% 11.9% Net income 94 $ 89 $ 94 $ 99 Diluted EPS $0.72 $ 0.68 $ 0.74 $ 0.78 Differences in schedule due to rounding (a) Proforma to include stock option expense. (b) Adjusted to exclude the charge for departed CEO compensation expense and our assessment of risk related to the bankruptcies of certain airlines clients. Slide #13

Stock-Based Compensation Expense ($ in million, except EPS) Slide #14 (a) FY04 operating margins are adjusted for the impact of the gain on divestitures ($286.1M), the Georgia settlement ($19.3M) and a litigation settlement ($10M). (b) Q4FY05 operating and free cash flow was favorably impacted by $57M from the Mellon acquisition and settlement of interest rate hedges. Differences in schedule due to rounding (b)

Selected Balance Sheet Categories ($ in millions) Assets Assets June 30, 2005 Sept. 30, 2005 Cash $ 63 $ 34 Accounts receivable 1,062 1,112 Assets held for sale - 67 PP&E / software 677 714 Goodwill & other intangibles 2,801 2,814 Liabilities & Equity Liabilities & Equity Accrued compensation $ 176 $ 175 Other accrued liabilities 472 453 Liabilities related to assets held for sale - 10 Deferred taxes (current & long-term) 275 290 Long-term debt 750 757 Equity 2,838 2,950 Slide #15

Condensed Cash Flow ($ in millions) Reported Q1 FY05 Adjusted Q1 FY05(a) Q1 FY06 Net Income $ 94 $ 89 $ 94 Add Back Depr./Amort. 54 54 68 Other Changes (29) (31) (54) Operating Cash Flow $ 119 $ 112 $ 108 % of Revenue 11.4% 10.7% 8.2% Capital Expenditures/Intangibles $ 71 $ 71 $ 102 % of Revenue 6.8% 6.8% 7.8% Free Cash Flow $ 48 $ 41 $ 6 % of Revenue 4.6% 3.9% 0.5% Differences in schedule due to rounding (a) Adjusted for comparative purposes to reflect the impact of stock option excess tax benefit as financing activity. Slide #16

Share Repurchase New $500M authorization Since September 2003 Authorized $1.25 billion Purchased approximately $1 billion 20.5 million shares, approximately $49.30 average share price Total availability approximately $750 million Slide #17

Guidance FY06 - Unchanged Total revenue growth greater than 25% EPS range: $3.30 to $3.55 Includes stock option expense Includes expenses related to Mellon integration Slide #18

Executive Management Name Title Age Years at ACS Mark King Chief Executive Officer 48 17 Lynn Blodgett Chief Operating Officer 51 9 Warren Edwards Chief Financial Officer 40 9 Tom Burlin Group President Government Solutions 47 <1 Harvey Braswell EVP-Government Sales 60 7 John Brophy EVP-Business Relations 62 4 John Rexford EVP-Corporate Development 48 9 Bill Deckelman EVP-General Counsel 48 12 Slide #19

Business Strategy Unchanged Balanced growth via strong organic growth and a disciplined acquisition program Offer multiple mission-critical technology-based solutions into multiple vertical and geographic markets Aggressively expand IT capabilities into Europe and Asia Maintain an entrepreneurial, fast-acting "hustle" culture Remain opportunistic in our approach to business opportunities Slide #20

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 0.36 0.43 0.52 0.56 0.83 0.99 1.23 1.76 2.2 2.51 3.12 Financial Performance 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 534 648 929 1189 1642 1963 2064 3063 3787 4106 4351 $ In Millions Revenue CAGR = 23% EPS (a) CAGR = 24% (a) All EPS amounts are as reported except fiscal years 2000, 2004 and 2005 which have been adjusted by $0.04, $1.32 and $0.07 per diluted share, respectively for divestiture related gains and tax benefits. Slide #21

Summary Accelerating internal revenue growth New business bookings off to a good start Government business turning corner Divesting of slow-growth welfare to workforce business Mellon integration on track Reaffirm FY06 guidance Expanded share repurchase plan Slide #22